Exhibit 99.1

Fosun Completes Acquisition of Meadowbrook Insurance Group

HONG KONG and SOUTHFIELD, Mich., July 7, 2015 /PRNewswire/ -- Fosun International Limited (HKEx stock code: 00656, together with its subsidiaries, "Fosun" or the "Group") and Meadowbrook Insurance Group, Inc. (NYSE: MIG) ("Meadowbrook") today announced the completion of Fosun's acquisition of Meadowbrook.

"The successful completion of this transaction constitutes an important milestone for Fosun's investments in the United States financial industry and an important step in Fosun's strategy of expanding businesses with insurance as the core. Fosun looks forward to adding Meadowbrook's high-caliber staff, comprehensive offerings of high-quality specialty insurance products and a robust distribution network to the Fosun family and has full confidence in the incumbent management team. Meadowbrook will further strengthen Fosun's capability to access long-term high-quality capital and enhance the Group's insurance business capabilities on both the liability end and investment end. We are committed to leveraging Fosun's global resources to support long-term and stable development of Meadowbrook," said Guo Guangchang, Chairman of Fosun.

Robert S. Cubbin, President and Chief Executive Officer of Meadowbrook, said, "We look forward to this next chapter in Meadowbrook's history. As part of Fosun, Meadowbrook will benefit from a stronger capital base, enabling us to better meet the needs of our customers, partners and policyholders well into the future."

The completion of the transaction follows the receipt of Meadowbrook shareholder approval as well as all necessary regulatory approvals. In connection with the acquisition, shares of Meadowbrook common stock will be delisted and cease trading on the New York Stock Exchange before the opening of the market on July 8, 2015.

Fosun is a leading investment group taking roots in China with a global footprint. Fosun has been making determined efforts to establish insurance as its core business and to develop insurance as one of the key growth engines of the Group. Fosun regards the development of the insurance business as a premium path in connecting its investment capability to long-term high-quality capital. Currently, Fosun has more than one third of its total assets invested in insurance businesses, including investments in the Portugal's largest insurance group Fidelidade, Yong'an P&C Insurance, Pramerica Fosun Life Insurance, Peak Reinsurance, Ironshore, and Meadowbrook, constituting a comprehensive insurance platform covered by property and casualty, life, re-insurance, specialty and general insurance. Last month, Fosun entered into a share purchase agreement to acquire 52.31% of the issued and outstanding share capital of the Israeli insurer and financial services company Phoenix Holdings Ltd. ("Phoenix"). Fosun's total assets were $52.5 billion (RMB324.8 billion) at December 31, 2014. Fosun's aggregated pro forma insurance assets, including the total assets of Phoenix, Ironshore and MIG, at December 31, 2014 have been estimated at approximately $43.6 billion (RMB270 billion[1]).  With these acquisitions, Fosun's aggregated insurance assets will increase 14 percentage points and will represent 49% of the Group's aggregated total assets. The "insurance-oriented comprehensive financial capability" of Fosun will be significantly enhanced once the acquisitions are completed.

Meadowbrook is a professional property & casualty insurer and insurance administration services company focused on specialty niche markets. It markets and underwrites specialty property and casualty insurance programs and products on both an admitted and non-admitted basis through a broad and diverse network of independent retail agents, wholesalers, program administrators and general agencies, who value services and have specialized knowledge and focused expertise.

As of December 31, 2014, Meadowbrook possessed a full range of non-life insurance licenses in 50 states nationwide, which covered admitted and non-admitted product lines. Meadowbrook's products are marketed and distributed through a broad multi-channel distribution network across the U.S. with approximately 800 third party agencies. Meadowbrook has a geographically diverse premium base with focus on U.S. main states including California, Florida, Texas, New York and New Jersey. This regional presence enables Meadowbrook to achieve geographic diversification while maintaining a local touch. The completion of the Meadowbrook acquisition provides the Group with a strategic insurance platform in the U.S., enabling the Group to establish a significant presence in the important U.S. property and casualty market. The investment capability of Fosun will facilitate the management of Meadowbrook's invested assets, and other synergies may be realized between the various insurance and reinsurance businesses of the Group and Meadowbrook.

KPMG, Towers Watson Delaware and PricewaterhouseCoopers acted as advisors of finance, actuary and tax, respectively, to Fosun.  DLA Piper LLP acted as legal advisor to Fosun. Willis Capital Markets & Advisory acted as exclusive financial advisor and Sidley Austin LLP as legal counsel to Meadowbrook in connection with the transaction.

About Fosun International Limited

Fosun was founded in 1992 in Shanghai. Fosun International Limited (00656.HK) was listed on the Main Board of The Stock Exchange of Hong Kong Limited on July 16, 2007. Fosun has been persistently taking roots in China and investing in China's growth fundamentals. It has been actively implementing its investment model of "Combining China's Growth Momentum with Global Resources". Fosun is dedicated to making a major stride towards becoming a world-class investment group underpinned by the twin drivers of "insurance-oriented comprehensive financial capability" and "global industrial integration capability taking roots in China". Today, Fosun's businesses include two major segments, integrated finance and industrial operations. For more information, please visit www.fosun.com.

About Meadowbrook Insurance Group

Meadowbrook Insurance Group, Inc., based in Southfield, Michigan, is a leader in the specialty program management market. Meadowbrook includes several agencies, claims and loss prevention facilities, self-insured management organizations and six property and casualty insurance underwriting companies. Meadowbrook has twenty-eight locations in the United States. Meadowbrook is a risk management organization, specializing in specialty risk management solutions for agents, professional and trade associations, and small to medium-sized insureds. For further information, please visit Meadowbrook's corporate web site at www.meadowbrook.com.

Cautionary Note Regarding Forward-Looking Statements

This communication may include certain statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding the intent, belief, or current expectations of management, including, but not limited to, those statements that use the words "believes," "expects," "anticipates," "estimates," or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond control of the Company, which could cause actual results to differ materially from such statements, including factors described in the Company's annual report on Form 10-K for the year ended December 31, 2014 filed with the U.S. Securities and Exchange Commission.

[1] The Phoenix transaction is still pending and subject to regulatory approvals. Ironshore, Meadowbrook and Phoenix haven't been consolidated in Fosun's 2014 financial statements. The above-cited figures for Fosun's aggregated insurance assets (RMB270 billion) and the proportion of Fosun's aggregated insurance assets to the Group's aggregated total assets (49%) are pro forma figures and have not been audited yet. These figures are for readers' easy reference only, and investors are advised to be cautious and should not solely rely on such figures for making any investment decision.

CONTACT: Fosun Contacts, Kate Zhao / Edith Lui, Corporate Communications & Marketing Department, (1) 646 490 9835 / (852) 2509 3228 , katezhao@fosun.com / edithlui@fosun.com, Meadowbrook Contacts, General: Karen M. Spaun, Meadowbrook, SVP & Chief Financial Officer, (248) 204-8178, For Media: Bryan Locke / Mike DeGraff, Sard Verbinnen & Co., (312) 895-4700